EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement No. xxx-xxxxx on Form F-1 of Exceed Company Ltd of our report dated May 14, 2009 on the consolidated financial statements of Windrace International Company Limited and to the reference to us under the heading “Experts” in the prospectus.

Sherman Oaks, California
November 20, 2009